UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 13, 2015
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

27-01 Queens Plaza North, Long Island City, New York (Address of principal executive offices)	11101 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

JetBlue Airways Corporation today issued a press release reporting December 2014 traffic results and including guidance for preliminary passenger revenue for available seat miles for the fourth quarter of 2014 and our expected realized fuel price per gallon. The press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated January 13, 2015 titled “JetBlue Airways Reports December Traffic”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)

Date: January 13, 2015	By:	/s/ ALEXANDER CHATKEWITZ
Vice President, Controller and Chief Accounting Officer (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated January 13, 2015 titled “JetBlue Airways Reports December Traffic”